Exhibit 1.1

[•] Shares

SPIRIT OF TEXAS BANCSHARES, INC.

COMMON STOCK

(no par value)

UNDERWRITING AGREEMENT

[•], 2018

[•], 2018

STEPHENS INC.

300 Crescent Court, Suite 600

Dallas, Texas 75201

KEEFE, BRUYETTE & WOODS, INC.

805 Las Cimas Parkway, Suite 230-A

Austin, Texas 78746

As Representatives of the Several Underwriters

Identified in Schedule I Annexed Hereto

Ladies and Gentlemen:

Spirit of Texas Bancshares, Inc., a Texas corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), subject to the terms and conditions stated herein, an aggregate of [•] shares of the common stock, having no par value, of the Company (the “Firm Shares”).

The Company also proposes to issue and sell to the several Underwriters, subject to the terms and conditions stated herein, up to an additional [•] shares of common stock, having no par value, of the Company (the “Additional Shares”), if and to the extent that Stephens Inc. and Keefe, Bruyette & Woods, Inc. (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The aggregate shares of common stock, having no par value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 (Registration No. 333-224172), including a form of prospectus, relating to the public offering of the Shares (the “Offering”). The registration statement, as amended at the time it became effective, including the exhibits and documents filed as part thereof and information contained in the prospectus filed as part of the registration statement pursuant to Rule 424 under the Securities Act or otherwise deemed to be part of the registration statement pursuant to Rule 430A or 430C under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include the Rule 462 Registration Statement. The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) that meets the requirements of Section 10(a) of the Securities Act (the “Prospectus”). The term “Preliminary Prospectus,” as of any time, means any preliminary form of prospectus included in the Registration Statement immediately prior to such time, or filed with the Commission pursuant to Rule 424(a) under the Securities Act at such time, that omits certain information as permitted by Rule 430A(a) under the Securities Act. The “Preliminary Prospectus” without reference to a time means the Preliminary Prospectus included in the Registration Statement or deemed a part of the Registration Statement pursuant to Rule 430A under the Securities Act immediately prior to the Time of Sale (as defined below). The “Prospectus” shall be deemed to include the “electronic Prospectus” provided for use in connection with the Shares as contemplated by Section 6(b) of this Agreement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “issuer free writing prospectus” has the meaning set forth in Rule 433(h)(1) under the Securities Act; “Time of Sale Prospectus” means the Preliminary Prospectus, together with the pricing information on Schedule II hereto and the free writing prospectuses, if any, each identified in Schedule II hereto (each, a “Permitted Free Writing Prospectus”); “Time of Sale” means [3:30] p.m. (Central Time) on the date of this Agreement; “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act, and “bona fide electronic road show” has the meaning set forth in Rule 433(h)(5) under the Securities Act. As used herein, “Testing-the-Waters Communication” means any oral or written communication by the Company or any person authorized to act on behalf of the Company, with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Permitted Testing-the-Waters Communication” means any Written Testing-the-Waters Communication specifically authorized and approved by the Company to be made by the Representatives as set forth on Schedule III hereto.

The Company has also prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a Registration Statement on Form 8-A (File No. 001-[•]) to register the Common Stock under Section 12(b) or (g) of the Exchange Act, as applicable.

The Representatives have agreed to reserve a portion of the Shares to be purchased by them under this Agreement for sale to the Company’s and the Bank’s directors, officers, employees and certain other persons identified by the Company (collectively, “Participants”), as set forth in the Prospectus under the heading “Underwriting – Directed Share Program” (the “Directed Share Program”). The Shares to be sold by the Representatives pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not purchased through the Directed Share Program will be offered to the public by the Underwriters as set forth in the Prospectus.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters on the date hereof at the Time of Sale, on the Closing Date (as defined in Section 4) and on each Option Closing Date (as defined in Section 2) (except as explicitly otherwise provided), if any, that:

(a) The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission and all requests on the part of the Commission to the Company for additional information have been complied with.

(b) The Preliminary Prospectus filed as part of the Registration Statement or pursuant to Rule 424 under the Securities Act, when so filed, complied in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 424, 430A or 430C under the Securities Act).

(c) (i) The Registration Statement, when it became effective and at the time of execution of this Agreement, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the rules and regulations thereunder; (iii) at the time of its filing with the Commission, the Preliminary Prospectus did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the omission of certain information as permitted by Rule 430A(a) under the Securities Act); (iv) the Preliminary Prospectus furnished to the Underwriters for delivery to prospective investors complied in all material respects with the Securities Act (including without limitation the requirements of Section 10 of the Securities Act); (v) the Time of Sale Prospectus at the Time of Sale does not, and at the Closing Date and, if applicable, at each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus and was accompanied or preceded by the then-most recent Preliminary Prospectus, to the extent required by Rule 433 under the Securities Act; (vii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (viii) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to, and the Company makes no representation or warranty with respect to, any statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show, any Written Testing-the-Waters Communication, or the Prospectus or any amendments or supplements (or prospectus wrapper) thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained (i) in the first paragraph under the heading “Discounts, Commissions and Expenses”, (ii) under the heading “Stabilization” and (iii) under the heading “Electronic Distribution”, in each case under the caption “Underwriting” in the Time of Sale Prospectus and Prospectus (collectively, the “Underwriter Information”).

(d) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus, the Permitted Free Writing Prospectuses and/or any Permitted Testing-the-Waters Communication; the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of the Representatives, other than the Permitted Free Writing Prospectuses, and/or any Permitted Testing-the-Waters Communication and road shows furnished or presented to the Representatives before first use. Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving by any Underwriter of any Permitted Free Writing Prospectus will satisfy the provisions of Rules 164 and Rule 433 under the Securities Act; the conditions set forth in Rule 433(b)(2) under the Securities Act are satisfied, and the Registration Statement relating to the Offering, as of the time of the filing of the Preliminary Prospectus with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act; each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act; and, in the case of any bona fide electronic road shows by the Company, the Company has complied with the requirements of the Securities Act, including but not limited to, Rule 433(d)(8)(ii) under the Securities Act.

(e) The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering.

(f) From the time of initial confidential submission of the Registration Statement through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act (an “Emerging Growth Company”).

(g) The Company (i) has not alone engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone other than the Representatives (or executives of the Company accompanied by one or more of the Representatives) to engage in such communications; the Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications; the Company has not distributed any Written Testing-the-Waters Communication; as of the Time of Sale, each Permitted Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Permitted Written Testing-the-Waters Communication, if any, when considered together with the Time of Sale Prospectus, does not, as of the date hereof, conflict with the information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus; and the Company has filed publicly on the Commission’s EDGAR database at least 15 calendar days prior to any road show, any confidentially submitted registration statement and registration statement amendments relating to the Offering.

(h) The Shares are approved for listing on the NASDAQ Global Market (the “Exchange”), subject only to official notice of issuance. To the Company’s knowledge, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority (“FINRA”) and (ii) the Company or the Bank or any of their officers, directors or 5% or greater security holders or any beneficial owner of the Company’s or the Bank’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date on which the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

(i) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with respect to Spirit of Texas Bank SSB (the “Bank”), and has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) have a material adverse effect on the assets, business, financial condition, management, results of operations, earnings or business prospects of the Company and the Bank, taken as a whole, or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such effect, prevention, interference or result described in the foregoing clause (i) or (ii) being herein referred to as a “material adverse effect”).

(j) The Bank has been duly organized, is validly existing as a state saving bank in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect; and except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, all of the issued equity securities of the Bank have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, security interests, equities or claims. The deposit accounts of the Bank’s depository institution are insured up to the applicable limits by the Deposit Insurance Fund of the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the revocation or termination of such insurance has been instituted or is pending or, to the knowledge of the Company, is threatened.

(k) This Agreement has been duly authorized, executed and delivered by the Company.

(l) The authorized, issued and outstanding capitalization of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of options under existing stock option plans described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The authorized capital stock of the Company conforms and will conform as to legal matters to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) no shares of Common Stock of the Company are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock of the Company, (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company, and (iv) the Company has not granted to any person or entity a stock option or other equity-based award of or to purchase shares of Common Stock or any other securities of the Company pursuant to an equity-based compensation plan or otherwise.

(m) The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.

(n) The Shares to be sold by the Company have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to or in violation of any preemptive or similar rights. Upon payment of the purchase price and issuance and delivery of the Shares to be issued and sold by the Company in accordance herewith, the Underwriters will receive good, valid and marketable title to such Shares, free and clear of all liens, charges, security interests, encumbrances or claims created by the Company. The certificates, if any, to be used to evidence the Shares will be in substantially the form filed as an exhibit to the Registration Statement and will, on the Closing Date and each Option Closing Date, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the Company’s certificate of formation and bylaws and the requirements of the Exchange.

(o) Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or the Bank pursuant to, or constitute a default or a Debt Repayment Triggering Event (as defined below) under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or the Bank; (ii) the certificate of formation or bylaws (or charter and other organizational documents) of the Company or the Bank; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or the Bank (or any of their respective assets) is subject or bound, except, in the case of clauses (i) and (iii), for those conflicts, breaches, violations, impositions or defaults that would not result in a material adverse effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time (or both) would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Bank.

(p) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), or approval of the Company’s shareholders, is required in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) such as have already been obtained or made and are still in full force and effect, (ii) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance with Rule 462(b) under the Securities Act), (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iv) such approvals as have been obtained in connection with the listing of the Shares on the Exchange or (v) under the rules promulgated by FINRA.

(q) There are no actions, suits, claims, investigations, inquiries or proceedings (collectively, “Actions”) pending or, to the Company’s knowledge, threatened or contemplated to which the Company or the Bank or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), other than such Actions that are accurately described in the

Registration Statement, the Time of Sale Prospectus and the Prospectus or such Actions that, if resolved adversely to the Company or the Bank, would not, individually or in the aggregate, have a material adverse effect. There are no Actions that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(r) The Company and the Bank are not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, none of them will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(s) BDO USA, LLP, which has certified certain financial statements and supporting schedules of the Company included in the Registration Statement, Time of Sale Prospectus and Prospectus is an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.

(t) The financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and the Bank as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and the Bank for the periods specified and have been prepared in material compliance with the applicable requirements of the Securities Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the consolidated results of operations data, balance sheet data and earnings per share data for the three fiscal years ended December 31, 2017 as set forth in the Prospectus under the caption “Selected Historical Consolidated Financial Data” fairly present in all material respects the information therein on a basis consistent with that of the audited consolidated financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; there are no financial statements (historical or pro forma) that are required to be included in the Registration

Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; except as described in the Time of Sale Prospectus and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that would reasonably be expected to have a material adverse effect; and all disclosures contained in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(u) All statistical or market-related data included in the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(v) The Company and the Bank (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a material adverse effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a material adverse effect.

(w) Except as disclosed in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(x) Except as disclosed in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the Offering.

(y) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change, any development involving a prospective material adverse change or any development that would reasonably be expected to result in a material adverse change in the assets, business, financial condition, management, results of operations, earnings or business prospects of the Company and the Bank, taken as a whole; (ii) the Company and the Bank have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) the Company and the Bank, taken as a whole, have not sustained any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (iv) the Company has not purchased any of its outstanding capital stock, except for repurchases of Common Stock from time to time from directors and employees upon the vesting of shares of Company restricted stock held by such individuals in order to pay or provide for any taxes due on such vesting, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Bank; except with respect to (i) – (v) as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(z) The Company and the Bank have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and the Bank, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Bank; and any real property and buildings held under lease by the Company and the Bank are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Bank, in each case except as described in the Time of Sale Prospectus.

(aa) Each of the Company and the Bank owns, possesses, or has access rights to all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (collectively, the “Intellectual Property”), as being owned or licensed by it or owns or possesses, or can acquire or access on reasonable terms, Intellectual Property that is necessary for the conduct of, or material to, its businesses except where the failure to own or possess such rights would not, individually or in the aggregate, result in a material adverse effect, and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or the Bank with respect to the Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or the Bank. To the knowledge of the Company, neither the Company nor the Bank has infringed or is infringing the intellectual property of a third party, and neither the Company nor the Bank has received notice of a claim by a third party to the contrary, except where such infringement would not, individually or in the aggregate, result in a material adverse effect.

(bb) No material labor dispute with the employees of the Company or the Bank exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would have a material adverse effect.

(cc) The Company and the Bank are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate in the businesses in which they are engaged; and neither the Company nor the Bank has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect.

(dd) The Company and the Bank possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor the Bank has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, have a material adverse effect.

(ee) The Bank is not subject to any material direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on its capital stock, on repaying to the Company any loans or advances to the Bank from the Company or on transferring any of its property or assets to the Company, except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(ff) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, so long as the Company has a class of securities registered under Section 12 of the Exchange Act, the Company and any of the officers and directors of the Company, in their capacities as such, will be in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) solely to the extent that the Sarbanes-Oxley Act is applicable to the Company and the officers and directors of the Company. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has not, directly or indirectly, extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or the Bank, or to or for any family member or affiliate of any director or executive officer of the Company or the Bank, in violation of Section 13(k) of the Exchange Act.

(gg) The Company maintains “internal control over financial reporting” (as defined in Rules 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act as applicable to the Company and which has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including without limitation internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective in all material respects in performing the functions for which it was established, and, except as described in the Registration Statement and the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh) The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information required to be disclosed by the Company in the reports that it files, furnishes or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and such disclosure controls and procedures are effective in all material respects in performing the functions for which they were established.

(ii) Neither the Company nor the Bank has sent or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or the Bank or, to the Company’s knowledge, any other party to any such contract or agreement.

(jj) There are no business relationships or related-party transactions involving the Company or any Bank or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus which have not been described as required.

(kk) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company has no material lending or other relationship with any Underwriter (or an affiliate thereof) and does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt to any Underwriter (or an affiliate thereof).

(ll) All tax returns required to be filed by the Company or the Bank have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith or for which an extension of the filing deadline has been requested and for which adequate reserves have been provided or which if not paid would not individually or in the aggregate result in a material adverse effect.

(mm) Neither the Company nor the Bank nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Bank is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. The Company and the Bank and affiliates have conducted their business in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(nn) The operations of the Company and the Bank are, and during all periods for which financial statements are presented in the Registration Statement have been, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (commonly known as the USA PATRIOT Act), the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Bank with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(oo) Neither the Company nor the Bank nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or the Bank is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council or other relevant sanctions authority (collectively, “Sanctions”) or located, organized or resident in a country or territory that is the subject of Sanctions (including without limitation Burma/Myanmar, Iran, North Korea, Sudan and Syria); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to the Bank, joint venture partner or other person or entity, for the purpose of funding, financing or facilitating the activities of any person or in any country or territory that at such time is the subject of Sanctions or in any other matter that will result in a violation of Sanctions by any person. For the past five years, the Company and the Bank have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person or in any country or territory that at the time of the dealing or transaction is or was the subject of Sanctions.

(pp) Except as described in the Registration Statement and Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(qq) Neither the Company nor the Bank nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(rr) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor the Bank is a party to or subject to any order, decree, agreement, memorandum of understanding or similar agreement or other regulatory enforcement action or proceeding with or by, or is a party to or recipient of a commitment letter, supervisory letter or similar undertaking to or from, or is subject to any directive by, any regulatory authority charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of the Company or the Bank, and neither the Company nor the Bank has been advised by any such regulatory authority that such regulatory authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter, supervisory letter or similar undertaking which would, individually or in the aggregate, result in a material adverse effect. There is no unresolved violation, criticism or exception by any such regulatory authority with respect to any examination of the Company or the Bank which would, individually or in the aggregate, reasonably be expected to result in a material adverse effect.

(ss) Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options and restricted stock) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or the Bank or for the account of a customer of the Company or the Bank, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. The Company and the Bank have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder which would, individually or in the aggregate, reasonably be expected to result in a material adverse effect.

(tt) Each of the Company, the Bank and their respective ERISA Affiliates (as defined below) are in compliance with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (collectively, “ERISA”), except where the failure to be in compliance with ERISA would not result in a material adverse effect. No “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company, the Bank or their respective ERISA Affiliates would have any liability. None of the Company, the Bank or their respective ERISA Affiliates have incurred, or expect to incur, material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”). Each “employee benefit plan” for which the Company, the Bank or any of their respective ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the Company’s knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company or the Bank, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA of which the Company or the Bank is a member.

(ww) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(xx) The Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(yy) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor the Bank is a party to a letter of intent, accepted term sheet or similar instrument or any binding agreement that contemplates an acquisition, disposition, transfer or sale of the assets (as a going concern) or capital stock of the Company or of the Bank or business unit or any similar business combination transaction which would be material to the Company and the Bank taken as a whole.

2. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell [•] Shares to the several Underwriters at a price of $[•] per share (the “Purchase Price”), and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth, agrees, severally and not jointly, to purchase from the Company at the Purchase Price the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) set forth opposite the name of such Underwriter set forth in Schedule I hereto.

Moreover, the Company hereby agrees to issue and sell up to [•] Additional Shares to the Underwriters at the Purchase Price, and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, up to the Additional Shares at the Purchase Price. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the

Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. Additional Shares may be purchased by the Underwriters solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

3. Terms of Public Offering. It is understood that the Underwriters propose to offer the Shares for sale to the public initially at $[•] per share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[•] per share under the Public Offering Price, as set forth in the Prospectus.

4. Payment and Delivery. Payment for the Firm Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in Dallas against delivery of such Firm Shares for the respective accounts of the several Underwriters at [10:00] a.m., Central Time, on [•], 2018, or at such other time on the same or such other date, not later than [•], 2018, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in Dallas against delivery of such Additional Shares for the respective accounts of the several Underwriters at [10:00] a.m., Central Time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than [•], 2018, as shall be designated in writing by the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) for the accounts of the Underwriters, unless the Representatives shall otherwise instruct. The certificates for the Shares, if any, will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than [12:00] p.m., Central Time, on the business day prior to the Closing Date or Option Closing Date, as the case may be.

5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the condition that all representations and warranties on the part of the Company contained in this Agreement are, on the date hereof, on the Closing Date and on each Option Closing Date, if any, true and correct, the condition that the Company has performed its obligations required to be performed prior to the Closing Date and the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date, if any, there shall not have occurred any change, or any development involving a prospective change of the type described in Section 1(y), that is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in this Agreement and the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that (i) the representations and warranties of the Company contained in Section 1 of this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be; (ii) that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be; and (iii) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened by the Commission. The delivery of the certificate provided for in this Section 5(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Jackson Walker L.L.P., outside counsel for the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect set forth in Exhibit A hereto. In rendering such opinion, Jackson Walker L.L.P., may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Bank and of public officials. The opinion of Jackson Walker L.L.P. shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(d) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Bracewell LLP, counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters. In rendering such opinion, Bracewell LLP, may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Bank and of public officials.

(e) The Underwriters shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from BDO USA, LLP, independent public accountants, addressed to the Underwriters and copied to each member of the Company’s board of directors who signed the Registration Statement at any time, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, including confirmation that nothing came to their attention which caused them to believe that, during the period from the date of the unaudited amounts shown in the section “Financial Results as of and for the Three Months Ended March 31, 2018” of the Prospectus to the cut-off date (as defined in the immediately following proviso), there was any change in the capital stock of the consolidated Company as compared with such unaudited amounts, or any change in short-term debt or long-term debt of the consolidated Company compared with the amounts shown on the December 31, 2017 audited consolidated balance sheet included in the Registration Statement; provided that the letter delivered on the Closing Date and each Option Closing Date, as the case may be, shall use a “cut-off date” not earlier than three days prior to the delivery thereof.

(f) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 7(b) hereof, and any issuer free writing prospectus or other material required to be filed by the Company pursuant to Rule 433 under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act and in accordance with Section 7(b) hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or each

Option Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction, decree or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or each Option Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(g) The Company shall have delivered to the Representatives executed copies of the “lock-up” agreements, each substantially in the form of Exhibit B hereto, between the Representatives and certain shareholders, officers and directors of the Company, in each case as listed on Schedule IV hereto.

(h) The Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance and evidence of satisfactory distribution.

(i) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as the Representatives may reasonably request, including certificates of officers of the Company, legal opinions and an accountants’ comfort letter, and other matters related to the issuance of such Additional Shares.

6. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to the Representatives, without charge, signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives, without charge, prior to 10:00 a.m. Central Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(g) or 6(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments (including prospectus wrappers) thereto or to the Registration Statement as the Representatives may reasonably request.

(b) To cause to be prepared and delivered, at its expense, not later than the Commission’s close of business on the second business day following the effective date of this Agreement, to the Representatives and the other Underwriters an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representatives, including, but not limited to, portable document format, or PDF, that may be transmitted electronically by the Representatives and the other

Underwriters to offerees and purchasers of the Shares; and (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate.

(c) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act the Prospectus required to be filed pursuant to such Rule, to file any issuer free writing prospectus to the extent required by Rule 433 under the Securities Act.

(d) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives object. The Representatives will be deemed to have consented to the free writing prospectus listed on Schedule II hereto, if any.

(e) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f) To advise the Representatives promptly (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any issuer free writing prospectus or any Permitted Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed, (iv) of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus or for additional information with respect thereto, or (v) of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and if the Commission should enter such a stop order, to use its reasonable best efforts to obtain the lifting or removal of such order as soon as possible.

(g) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h) If, during such period after the first date of the Offering as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i) If, at or after the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Rule 462 Registration Statement, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A or 430C under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(j) To file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(k) Promptly to furnish such information or to take such action as the Representatives may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such states and other jurisdictions (domestic or foreign) as the Representatives shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(l) To make generally available to the Company’s security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(m) To use its reasonable best efforts to cause the Shares to be listed on the Exchange and to maintain such listing.

(n) During the period beginning on the date hereof and ending 180 days after the date hereof, and without the prior written consent of the Representatives with the authorization to release the lock-up letter on behalf of the Underwriters, not to (i) directly or indirectly issue, offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (each within the meaning of Section 16 of the Exchange Act) with respect to any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for or that represent the right to receive shares of Common Stock, (ii) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (iii) file or approve the filing of any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than with respect to the exercise of piggyback registration rights, if any, and any Registration Statement on Form S-4 (or successor form thereto)), or (iv) publicly disclose or announce an intention to effect any transaction specified in clause (i), (ii) or (iii) above. The restrictions contained in the preceding sentence shall not apply to (A) the Shares to be sold hereunder, (B) the grant of options to purchase shares of Common Stock pursuant to the Company’s stock option plans under the terms of such plans in effect on the date hereof and disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided such options are granted at fair market value and in amounts and with exercise terms consistent with the Company’s past practice, or the sale of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans (or the filing of a registration statement on Form S-8 (or successor form thereto) to register shares of Common Stock issuable under such plans), and sales of such shares of Common Stock in transactions exempt from Section 16(b) of the Exchange Act that are issued upon exercise of such options or warrants or such vesting, award, delivery, settlement or receipt in order to pay or provide for any taxes due on such exercise, vesting, delivery, settlement or receipt or to pay the exercise price therefor, (C) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of the Underwriting Agreement of which the Representatives have been advised in writing, or (D) the issuance of shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock in connection with a transaction with an unaffiliated third party that includes a bona fide commercial relationship or any acquisition or strategic investment as long as (x) the aggregate number of shares of Common Stock issued or issuable does not exceed 10% of the number of shares of Common Stock outstanding immediately after the issuance and sale of the Shares, and (y) each recipient of any such shares or other securities representing in excess of 1% of the outstanding Common Stock executes a “lock-up” letter substantially the same as those described in Section 5(g) above for the remainder of such 180-day restricted period. If the Representatives agree to release or waive the restrictions set forth in a lock-up letter described in Section 5(g) above for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release through a major news service at least two business days before the effective date of the release or waiver.

(o) To prepare, if the Representatives so request, a final term sheet relating to the Offering, containing only information that describes the final terms of the Offering in a form consented to by the Representatives, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date on which the final terms have been established for the Offering.

(p) To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(q) Not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(r) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(s) To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(t) To apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(u) To use its commercially reasonable efforts to cause the Shares to be eligible for clearance through DTC.

(v) To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) the time when a prospectus relating to the Shares is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (b) the expiration of the lock-up period described in Section 6(n) above.

(w) If at any time following the distribution of any Permitted Testing-the-Waters Communication, there occurred or occurs an event or development as a result of which such Permitted Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(x) In connection with the Directed Share Program, to ensure that the Directed Shares will be restricted to the extent and for the period required by FINRA from sale, transfer, assignment, pledge or hypothecation, and will direct the transfer agent to place stop transfer restrictions upon such Directed Shares for such period of time.

(y) To comply with all applicable securities and other laws, in each jurisdiction in which the Directed Shares are offered in connection with a Directed Share Program.

7. Expenses. (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses of the Offering incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any securities or blue sky memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 6(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with a “blue sky” memorandum, (iv) all filing fees incurred in connection with the review and qualification of the Offering by FINRA, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Offering, including, without limitation, expenses associated with the preparation or dissemination of any road show or any presentation or other materials to be used on a road show, expenses associated with the production of road show slides and graphics, expenses associated with the production of any electronic road show presentation, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, it being understood and agreed that except as provided in this Section 7, the Underwriters will pay all of the travel, lodging and other expenses of the Underwriters or any of their employees incurred by them in connection with the “road show” (provided, however, that if any aircraft is chartered in connection with the “road show,” the cost thereof shall be borne by the Underwriters, on one hand, and the Company, on the other hand, proportionately based on the number of Underwriter representatives on the aircraft relative to the total number of passengers on the aircraft), (ix) the document production charges and expenses associated with printing this Agreement, (x) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

(b) Except as expressly set forth herein, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(c) Notwithstanding Section 7(b), the Company will reimburse the Underwriters on demand for all out of pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by the Underwriters in connection with this Agreement or in furtherance of the Offering; provided, however, that the payments and reimbursements by the Company of costs and expenses of the Underwriters pursuant to this Section 7 shall not exceed $125,000.00; provided, however, that, if this Agreement is terminated pursuant to Section 11(c) hereof as the result of a default by one or more Underwriters, then the Company shall not be obligated to reimburse the Underwriters for any such out of pocket expenses.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each officer, director, employee or affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act (the “Underwriter Entities”) from and against any and all losses, claims, damages and liabilities, including actions and other proceedings in respect thereof and including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim, action or other proceeding (any of the foregoing being a “Loss”), caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication or the Prospectus or any amendment, supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable under this Section 8(a) to the extent, but only to the extent, that such Losses are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication or the Prospectus or any amendment, supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by any of the Underwriter Entities through the Representatives expressly for use therein.

(c) In case any claim, action or other proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided that any failure or delay by an indemnified party to so notify the indemnifying party will not relieve the indemnifying party (i) from any liability the indemnifying party may have under this Agreement, except to the extent that the indemnifying party is actually damaged or prejudiced by such failure or delay, or (ii) from any liability the indemnifying party may have other than under this Agreement. and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel or (ii) the indemnifying party shall have failed in a timely manner to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate law firm (in addition to any local counsel) for all indemnified parties and (ii) the fees and expenses of more than one separate law firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section. In the case of any such separate law firm for the Underwriter Entities, such law firm shall be designated in writing by the Representatives and shall be reasonably satisfactory to the Company. In the case of any such separate law firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, then the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into in good faith more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request and shall not have contested the reasonableness of such fees and expenses, in each case, prior to the date of such settlement, and (iii) such indemnified part shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on Losses that are the subject matter of such proceeding and does not include any form of admission of any fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand in connection with the Offering shall be deemed to be in the same respective proportions as the net proceeds from the Offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter Entities, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriter Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 8(e). Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

9. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless each of the Underwriter Entities from and against any and all Losses (i) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; (ii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Underwriter Entities; or (iii) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable under this Section 9(a) to the extent, but only to the extent, that such Losses are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by any of the Underwriter Entities through the Representatives expressly for use therein.

(b) In case any claim, action or other proceeding (including any governmental investigation) shall be instituted involving any Underwriter Entity in respect of which indemnity may be sought pursuant to Section 9(a), the Underwriter Entity seeking indemnity, shall promptly notify the Company in writing; provided that any failure or delay by such Underwriter Entity to so notify the Company will not relieve the Company (i) from any liability the Company may have under this Agreement, except to the extent that the Company is actually damaged or prejudiced by such failure or delay, or (ii) from any liability the Company may have other than under this Agreement. The Company, upon request of the Underwriter Entity, shall retain counsel reasonably satisfactory to the Underwriter Entity to represent the Underwriter Entity and any others the Company may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Underwriter Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter Entity unless (i) the Company shall have agreed to the retention of such counsel, the Company shall have failed in a timely manner to assume the defense and employ counsel reasonably satisfactory to the Underwriter Entity, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Underwriter Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Underwriter Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable under this Agreement for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Underwriter Entities. In the case of any such separate law firm for the

Underwriter Entities, such law firm shall be designated in writing by the Representatives and shall be reasonably satisfactory to the Company. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, then the Company agrees to indemnify the Underwriter Entities from and against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Underwriter Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into in good faith more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Underwriter Entity in accordance with such request and shall not have contested the reasonableness of such fees and expenses, in each case, prior to the date of such settlement. The Company shall not, without the prior written consent of the Representatives, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter Entity is or could have been a party and indemnity could have been sought hereunder by such Underwriter Entity, unless such settlement includes an unconditional release of such Underwriter Entity from all Losses that are the subject matter of such proceeding and does not include any form of admission of any fault, culpability or a failure to act by or on behalf of such Underwriter Entity.

(c) To the extent the indemnification provided for in Section 9(a) is unavailable to an Underwriter Entity or insufficient in respect of any Losses referred to therein, then the Company in lieu of indemnifying the Underwriter Entity thereunder, shall contribute to the amount paid or payable by the Underwriter Entity as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter Entities on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Underwriter Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company and the Underwriter Entities agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriter Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to the Underwriter Entities at law or in equity.

(e) The indemnity and contribution provisions contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter Entity and (iii) acceptance of and payment for any of the Directed Shares.

10. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (a) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, any material adverse effect, whether or not arising in the ordinary course of business, (b)trading generally shall have been suspended or materially limited or minimum or maximum prices shall have been established, or maximum ranges for prices have been required, on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, LLC, or the NASDAQ Global Market, or by order of the Commission or FINRA or any other governmental authority, (c) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (d) any moratorium or material limitation on commercial banking activities shall have been declared by Federal or Texas authorities, (e) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or (f) any other calamity or crisis or any material adverse change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (a), (e) or (f), makes it, in the Representatives’ reasonable judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

11. Effectiveness; Defaulting Underwriters. (a) This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

(a) If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date (the “Defaulted Shares”), then the Representatives shall have the right in their discretion to arrange for the purchase by one or more of the non-defaulting Underwriters, or any other underwriters reasonably satisfactory to the Company, of all but not less than all of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth. If within 36 hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Defaulted Shares, then the Company shall be entitled to a further period of 36 hours (which may be waived by the Company) within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase the Defaulted Shares on such terms as are acceptable to the Company. In the event that, within the respective prescribed periods, the Representatives notify the Company that it has so arranged for the purchase of the Defaulted Shares, or the Company notifies the Representatives that it has so arranged for the purchase of the Defaulted Shares, the Representatives or the Company shall have the right to postpone the Closing Date or an Option Closing Date, as the case may be, for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Prospectus or the Prospectus which may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to the Defaulted Shares.

(b) If, after giving effect to any arrangements for the purchase of Defaulted Shares by the Representatives or the Company as provided in subsection (a) above, the aggregate number of Defaulted Shares that remains unpurchased does not exceed one-tenth of the aggregate number of the Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase under this Agreement at the Closing Date or an Option Closing Date, as the case may be, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata shares (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Defaulted Shares for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of Defaulted Shares by the Representatives or the Company as provided above, the aggregate number of Defaulted Shares that remains unpurchased exceeds one-tenth of the aggregate number of the Shares to be purchased on the Closing Date or an Option Closing Date, as the case may be, or if the Company shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriters to purchase the Defaulted Shares, then this Agreement (or, with respect to an Option Closing Date, the obligations of the Underwriters to sell the Additional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be borne by the Company and the Underwriters as provided in Section 7 and the indemnification and contribution agreements in Sections 8 and 9 hereof; but nothing herein shall relieve any defaulting Underwriter from liability for its default.

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 7, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13. Entire Agreement; No Advisory or Fiduciary Relationship. (a) This Agreement, together with any contemporaneous written agreements that relate to the Offering, represents the entire agreement between the Company, on the one hand, and the Underwriters, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Company acknowledges that in connection with the Offering: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person; (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; (iii) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the Offering and the Company has consulted its respective legal, accounting, regulatory and tax advisors to the extent that it, she or he deemed appropriate; and (iv) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the Offering.

14. Intended Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any individual or entity, other than the Underwriters, the Company and their respective successors, and the controlling persons, affiliates, officers and directors referred to in Sections 7, 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement is intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons, affiliates, officers and directors and their heirs and legal representatives, and for the benefit of no one else.

15. Partial Unenforceability. The invalidity or unenforceability of any Section, subsection, paragraph, clause or other provision of this Agreement shall not affect the validity or enforceability of any other Section, subsection, paragraph, clause or other provision hereof. If any Section, subsection, paragraph, clause or other provision of this Agreement is for any reason determined to be invalid or unenforceable, then there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make the remainder of this Agreement valid and enforceable.

16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

17. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

18. TRIAL BY JURY. THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SUBSIDIARIES, SHAREHOLDERS AND AFFILIATES) AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

20. Notices. All communications hereunder shall be in writing and effective only upon receipt and shall be delivered, mailed or sent to the parties as follows:

(a) If to the Underwriters, to:

Stephens Inc.

Attention: [•]

300 Crescent Court, Suite 600

Dallas, Texas 75201

Fax: (501) 377-2470

and

Keefe, Bruyette & Woods, Inc.

Attention: [•]

805 Las Cimas Parkway, Suite 230-A

Austin, Texas 78746

with a copy to:

Bracewell LLP

Attention: William S. Anderson, Esq.

711 Louisiana Street, Suite 2300

Houston, Texas 77002

Fax: (800) 404-3970

(b)	If to the Company, to:

Spirit of Texas Bancshares, Inc.

Attention: Dean O. Bass

1836 Spirit of Texas Way (815 West Davis Street)

Conroe, Texas 77301

Fax: (281) 516-4921

with a copy to:

Jackson Walker LLP

Attention: Jim Pledger

100 Congress Avenue, Suite 1100

Austin, Texas 78701

Fax: (512) 391-2137

[Remainder of page intentionally blank]

Very truly yours,

SPIRIT OF TEXAS BANCSHARES, INC.

By:
Name:
Title:

Accepted as of the date hereof

Acting severally on behalf of themselves and

the several Underwriters named in

Schedule I hereto

STEPHENS INC.

By:
Name:
Title:

KEEFE, BRUYETTE & WOODS, INC.

By:
Name:
Title:

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased		Number of Additional Shares To Be Purchased
Stephens Inc.	[●	]	[●	]
Keefe, Bruyette & Woods, Inc.	[●	]	[●	]
Piper Jaffray & Co.	[●	]	[●	]
Sandler O’Neill & Partners, L.P.	[●	]	[●	]

Total:	[●	]	[●	]

SCHEDULE II

Time of Sale Prospectus

1. Preliminary Prospectus dated [●], 2018

2. Bona fide electronic road show

Pricing Information:

Number of Firm Shares to be Sold: [●]

Number of Shares Subject to Over-Allotment Option: [●]

Initial Price to the Public: $[●] per share

SCHEDULE III

1. Permitted Testing-the-Waters Communication dated March 2018

SCHEDULE IV

Lock-Ups

[●]

EXHIBIT A

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(c)

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EXHIBIT B

FORM OF LOCK-UP LETTER TO BE SIGNED BY OFFICERS,

DIRECTORS AND CERTAIN SHAREHOLDERS

[●], 2018

STEPHENS INC.

300 Crescent Court, Suite 600

Dallas, Texas 75201

KEEFE, BRUYETTE & WOODS, INC.

805 Las Cimas Parkway, Suite 230-A

Austin, Texas 78746

Ladies and Gentlemen:

The undersigned understands that Stephens Inc. and Keefe, Bruyette & Woods, Inc. (the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Spirit of Texas Bancshares, Inc., a Texas corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters (the “Underwriters”), of [•] shares (the “Shares”) of the common stock, having no par value, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, which shall not be unreasonably withheld, it will not, during a period of 180 days from the date of the Underwriting Agreement (the “Restricted Period”), (1) directly or indirectly offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (each within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), with respect to any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for or that represent the right to receive shares of Common Stock, (2) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of

Common Stock or such other securities, in cash or otherwise, (3) file or approve the filing of any registration statement with the Securities and Exchange Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or make any demand for or exercise any right with respect to (other than piggyback registration rights, if any) the registration of any shares of Common Stock or the filing of any registration statement with respect thereto (other than a Registration Statement on Form S-4 or Form S-8), or (4) publicly disclose or announce an intention to effect any transaction specified in clause (1), (2) or (3). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer by the undersigned of shares of Common Stock except in compliance with this agreement.

The foregoing restrictions shall not apply to (a) the sale of the Shares in the Public Offering, (b) purchases, sales or pledges of shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (c) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (d) transfers by will or estate or intestate succession to the undersigned’s family, transfers to a trust or limited partnership, the beneficiaries or limited partners of which are exclusively the undersigned or members of the undersigned’s family, or transfers to a charitable organization, (e) transfers or distributions, if the undersigned is not a natural person, of shares of Common Stock or any security convertible into Common Stock to limited partners, members, subsidiaries, stockholders or affiliates of the undersigned to the extent the undersigned is a partnership, limited liability company or corporation, (f) shares of Common Stock pledged in a bona fide transaction outstanding as of the date hereof to a lender to the undersigned, (g) the exercise of any options or warrants to purchase shares of Common Stock or the vesting, award, delivery or settlement of shares of Common Stock and the receipt by the undersigned from the Company of shares of Common Stock thereunder, in each case pursuant to the Company’s stock option or equity-based compensation plans that are described in the registration statement and prospectus related to the Public Offering, and surrender, forfeiture or sales of such shares of Common Stock in transactions exempt from Section 16(b) of the Exchange Act that are issued upon exercise of such options or warrants or such vesting, award, delivery, settlement or receipt in order to pay or provide for any taxes due on such exercise, vesting, delivery, settlement or receipt or to pay the exercise price therefor, (h) shares of Common Stock pledged to banking institutions in connection with clause (b) or the exercise of any options pursuant to clause (g), (i) transfers to affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) (including correlative terms, “Affiliate”) of the undersigned who remain Affiliates of the undersigned during the entirety of the Restricted Period, provided that, in the case of any sale, pledge or transfer pursuant to clause (b) or (i), no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made by or on behalf of the undersigned during the Restricted Period

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in connection with such sale, pledge or transfer, or (j) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction involving a Change in Control (as defined below) of the Company, provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the Shares held by the undersigned shall remain subject to this agreement; provided that in the case of any transfer, distribution or issuance pursuant to clause (c), (d), (e) or (i), each donee, heir, legatee, trustee, distributee, transferee or recipient shall sign and deliver a lock-up letter substantially in the form of this letter for the balance of the Restricted Period. In furtherance of the foregoing, the Company is hereby authorized to decline to make or authorize any transfer of securities if such transfer would constitute a violation of breach of the restrictions contained herein.

Furthermore, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the sale of any Shares, provided that such plan does not provide for the sale or transfer of Shares during the Restricted Period, and provided further, that no filing under the Exchange Act shall be voluntarily made by or on behalf of the undersigned during the Restricted Period, and to the extent that a filing under the Exchange Act is required during the Restricted Period regarding the establishment of such trading plan, such filing shall include a statement to the effect that no sale or transfer of Shares may be made under the plan during the Restricted Period.

For purposes of this agreement, “Change in Control” shall mean the transfer (pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of Affiliated persons (other than an underwriter pursuant to the Public Offering), of the Company’s voting securities if, after such transfer, such person or group of Affiliated persons would hold more than 50% of outstanding voting securities of the Company (or surviving entity).

The undersigned understands that, if the undersigned is an officer or director of the Company, (1) this agreement shall be applicable to any issuer-directed shares that the undersigned may purchase in the Public Offering, (2) the Representatives will notify the Company at least three business days before the effective date of any release or waiver of the foregoing restrictions, (3) the Company will announce the impending release or waiver by a press release through a major news service announcing such waiver or release, and (4) any release or waiver granted by the Representatives under this agreement will only be effective two business days after the publication date of such press release.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

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Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

It is understood that, if the Company notifies the Representatives in writing that it does not intend to proceed with the Public Offering, if the Underwriting Agreement shall terminate or be terminated prior to the payment for and delivery of the Shares to be sold thereunder or if the Offering is not completed on or before June 18, 2018, this agreement shall be terminated and be of no further force or effect.

Very truly yours,

(Name)

(Address)

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